THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                             	STOCK OPTION AGREEMENT


    	THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of the 1st day of September, 1997, by and between Netter Digital Entertainment, Inc., a Delaware corporation ("Optionor"), and H.D. Brous & Co., Inc. ("Optionee") with reference to the following facts:

    	A.   	Optionor and Optionee have entered into a financial advisory agreement pursuant to which Optionor has engaged Optionee to act as an exclusive financial advisor and consultant for a period of six (6) months commencing September 1, 1997.

    	B.   	Optionor has agreed to grant to Optionee an option to purchase up to
225,000 authorized and unissued shares of Optionor's Common Stock ("Common
Stock").

    	C.   	The Board of Directors of Optionor has approved the grant by Optionor to Optionee of an option to purchase up to 225,000 shares of Common Stock, upon the terms and subject to the conditions of this Agreement.

    	NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

    	1.   	GRANT OF OPTION; TERM AND CONSIDERATION.

         		1.1  Grant of Option.  In consideration of One Hundred Dollars
($100), receipt of which is hereby acknowledged, Optionor hereby grants to
Optionee an irrevocable option (the "Option") to purchase up to an aggregate of
225,000 shares of Common Stock (the "Option Shares") at the various purchase prices per Option Share set forth in the table below (collectively, the
"Exercise Prices"), all on the terms, covenants and conditions set forth in this
Agreement.

            			Number of Option Shares    			Purchase Price
               -----------------------       --------------

                 				 50,000	                				$3.50
                 				 75,000			                		$5.50
                 				100,000	                				$7.50


	         	1.2  Term.  The term of the Option (the "Term") shall commence as of the date hereof and shall expire at 5:00 p.m. Pacific Standard Time on the later of (i) December 31, 1999 or (ii) one hundred eighty (180) days after the
Option Shares have been registered under an appropriate registration statement which has become effective after filing with the Securities and Exchange
Commission ("SEC"), unless sooner terminated or sooner exercised, as provided herein.

    	2.   	EXERCISE OF OPTION.  Optionee may exercise the Option, if at all, at any time during the Term by delivering written notice of exercise to Optionor specifying the number of Option Shares to be purchased and accompanied by a certified or bank cashier's check, payable to the order of Optionor in the amount of the applicable Exercise Price times the number of Option Shares to be purchased.  As soon as practicable after any exercise of this Option in accordance with the foregoing provisions, Optionor shall deliver to Optionee at the main office of Optionor, or at such other place as shall be mutually acceptable, a certificate or certificates representing the Option Shares as to which the Option has been exercised.

    	3.   	RESTRICTION ON ISSUANCE OF OPTION SHARES AND DELIVERY.  If
authorization of any regulatory commission or agency is required for the lawful delivery of any certificate representing Option Shares, Optionor may withhold delivery of such certificate until such authorization has been granted.
Optionor will make reasonable efforts to obtain such authorizations, but if Optionor is unable to obtain such authorizations from such regulatory commission or agency, which counsel for Optionor deems necessary for the lawful delivery of such certificate, Optionor shall be relieved from any liability for failure to deliver such certificate until such time that such authorization is obtained or is obtainable.

    	4.   	RIGHTS AS SHAREHOLDER.  Optionee shall have no rights as a
shareholder with respect to any Option Shares covered by the Option until the date of issuance of a stock certificate to Optionee for such Option Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

    	5.   	CHANGES IN CAPITAL STRUCTURE.  The Exercise Prices and the number of
Option Shares issuable upon the exercise of the Option shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 5.  Upon each adjustment of the Exercise Prices, Optionee shall thereafter be entitled to purchase, at each Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the applicable Exercise Price in effect immediately prior to such adjustment by the number of Option Shares issuable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the applicable Exercise Price resulting from such adjustment.

	         	5.1  	Subdivision or Combination of Stock.  In case Optionor shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Prices in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of Optionor shall be combined into a smaller number of shares, the Exercise Prices in effect immediately prior to such combination shall be proportionately increased.

	        	5.2  	Dividends In Common Stock, Other Stock Property,
Reclassification. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon exercise of the Option) shall have received or become entitled to receive, without payment thereof,

		            	(a)	 any shares of Common Stock or any shares of stock or other
securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

            			(b)	 any cash paid or payable otherwise than as a regular
periodic cash dividend at a rate which is substantially consistent with
Optionor's Certificate of Incorporation or past practice (or, in the case of an initial dividend, at a rate which is substantially consistent with industry practice); or

            			(c)	 any Common Stock or other securities or property (including cash) by way of a spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of
Section 5.1 above),

then and in each such case, Optionee shall, upon the exercise of the Option, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration thereof, the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) above) which Optionee would hold on the date of such exercise had it been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares and/or all other additional stock and other securities and property.

	         	5.3  	Reorganization, Reclassification, Consolidation, Merger or
Sale.  If any reorganization of the capital stock of Optionor, or any consolidation or merger of Optionor with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Optionee shall thereafter have the right to purchase and receive (in lieu of the shares of
Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby.  In any such case, appropriate provision shall be made with respect to the rights and interests of Optionee to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Prices and of the number of Option Shares issuable and receivable upon the exercise of the Option) shall thereafter be applicable, as nearly as may be practical, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of the Option.  Optionor will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than Optionor) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to Optionee at the last address of
Optionee appearing on the books of Optionor, the obligation to deliver to
Optionee such shares of stock, securities or assets as, in accordance with the foregoing provisions, Optionee may be entitled to purchase.

    	6.   	REPRESENTATIONS AND WARRANTIES OF OPTIONEE.  Optionee represents and warrants to Optionor that this Agreement has been duly authorized and approved by all necessary corporate action on the part of Optionee, has been duly executed and delivery by Optionee and constitutes a valid and legally binding obligation of Optionee enforceable in accordance with its terms.

    	7.   	REPRESENTATIONS AND WARRANTIES OF OPTIONOR.  Optionor represents, warrants and covenants to Optionee that:

         		(a) this Agreement has been duly authorized and approved by all necessary corporate action on the part of Optionor, has been duly executed and delivered by Optionor and constitutes a valid and legally binding obligation of
Optionor enforceable in accordance with its terms;

         		(b)	Optionor is not subject to or obligated under any provision of
(i) its Certificate of Incorporation or Bylaws, (ii) any contract, (iii) any license, franchise or permit, or (iv) any law, regulation, order, judgment or decree that would be breached or violated by its execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby;

         		(c)	no authorization, consent or approval of, or any filing with, any public body or authority is necessary for consummation by it of the transactions contemplated by this Agreement;

         		(d)	Optionor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into and perform this Agreement; and

         		(e)	Optionor has taken all necessary corporate action to authorize and reserve for issuance upon exercise of the Option the Option Shares, and the
Option Shares, when issued and delivered by Optionor to Optionee upon exercise of the Option, will be duly authorized, validly issued, fully paid and nonassessable, and will be free and clear of any claims, liens, encumbrances, security interest and charges of any nature whatsoever incurred by Optionor.

    	8.   	REGISTRATION REQUIREMENTS.

         		8.1	Definitions.  For purposes of this Agreement, "Registrable Stock"
shall mean the Option Shares and any shares of Common Stock issued by way of a stock split of the Option Shares.  For purposes of this Agreement, any
Registrable Stock shall cease to be Registrable Stock when (i) a registration statement covering such Registrable Stock has been declared effective and such
Registrable Stock has been disposed of pursuant to such effective registration statement or (ii) such Registrable Stock is or may be sold or distributed pursuant to Rule 144 (in the latter case, without being subject to the volume limitations of Rule 144(e)) or any similar or successor provision (but not Rule
144A) under the Securities Act (as defined below).

         		8.2  	Piggyback Registration Rights.

              			(a)  	If Optionor shall determine to register any of its
securities, for its own account or the account of any of its shareholders (other than in connection with an exchange offer or dividend reinvestment plan or pursuant to a Registration Statement on Form S-4 or Form S-8, or any successor forms thereto), Optionor will:  (i) promptly give to Optionee written notice thereof; and (ii) use its best efforts to include in such registration (and any related qualification under state securities or Blue Sky laws or other compliance), and in any underwriting involved therein, all of the Registrable
Stock specified in a written request or requests, made within fifteen (15) days of receipt of such written notice from Optionor, by Optionee.

              			(b)  	If the registration of which Optionor gives notice
pursuant to Section 8.2 is for a registered public offering involving an underwriting, Optionor shall so advise Optionee as a part of the written notice.
In such event, the right of Optionee to registration pursuant to Section 8.2 shall be conditioned upon Optionee's participation in such underwriting and the inclusion of Optionee's Registrable Stock in the underwriting to the extent provided herein.  Optionee shall (together with Optionor) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Optionor.  If Optionee disapproves of the terms of any such underwriting, Optionee may elect to withdraw therefrom by written notice to Optionor and the underwriter.  Any Registrable Stock excluded or withdrawn from such underwriting shall be withdrawn from such registration.

	         	8.3  	Mandatory Registration Rights.

              			(a)  If Optionor has not filed a registration statement under paragraph 8.2 including the Registrable Stock on or before December 31, 1998,
Optionor shall, upon the written request of Optionee, as soon as practicable thereafter but in any event by June 30, 1999 (or, if Optionor is not eligible to use Form S-3 at that time, within 20 business days from the time that Optionor thereafter becomes eligible to use Form S-3 for the registration of the
Registrable Stock):

                  				(i)	file under the Securities Act a Registration
Statement on Form S-3 covering all of the Registrable Stock not so previously registered (the "Registration Statement"); and

                  				(ii)	cause the Registration Statement to be declared
effective as soon as possible after filing.  If the SEC has notified Optionor that it will respond favorably to any request for acceleration of the
Registration Statement, then Optionor will provide notice of such fact to
Optionee, and as soon as practicable file a request with the SEC for acceleration of the Registration Statement.  Except as set forth below, Optionor will use its best efforts to cause the Registration Statement to remain effective under the Securities Act, and will prepare and file with the SEC any amendments or post-effective amendments as may be necessary to keep the
Registration Statement effective under the Securities Act.  Optionor will promptly notify the Optionee in writing of the date on which the Registration
Statement is declared effective.  Notwithstanding the foregoing, Optionor shall not be required to keep the Registration Statement effective for purposes of the sale of Registrable Stock thereunder at any time after the earlier of the date:
(i) on which all shares of Registrable Stock have been sold or are no longer outstanding, or (ii) on which the Term expires (the "Effectiveness Period").

	         	8.4  	Contingent Obligations.  If Optionor is required by Section 8.2 or 8.3 to effect the registration of Registrable Stock, then Optionor, in addition, shall:

              			(a)  	furnish to Optionee a copy of the required Registration
Statement, the prospectus, if any, which is a part of the Registration
Statement (the "Prospectus") and any amendments and supplements thereto any exhibits to, or documents incorporated by reference in, the Registration
Statement as Optionee shall reasonably request; and

              			(b)  	register or qualify or cooperate with Optionee in
connection with the notification, coordination, registration or qualification of
(or obtain exemption from the registration or qualification of) the Registrable
Stock under the securities or blue sky laws of such other jurisdiction in the
United States as Optionee reasonably shall request and do any and all other acts and things which may be reasonably necessary to enable Optionee to consummate the disposition of the Registrable Stock by it under the Registration Statement in such jurisdiction; provided, however, that in no event shall Optionor be required to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified, to subject itself to taxation in any jurisdiction where it has not theretofore done so or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject.

	         	8.5   	Notification.  During the Effectiveness Period, Optionor
shall notify Optionee promptly, and (if requested by Optionee) confirm such notice in writing,

               			(a) 	of any request by the SEC for amendments or supplements
tothe Registration Statement of the Prospectus or for additional information relating thereto,

               			(b) 	of the issuance by the SEC of any stop order suspending
the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

               			(c)	 of the receipt by Optionor of any notification with
respect to the suspension of the registration, qualification or exemption from registration or qualification of any of the shares of Registrable Stock covered by the Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

               			(d)	 of the happening of any event which makes any statement
made in such Registration Statement or in the Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in such
Registration Statement or Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

	         	8.6  	Settlements and Post-Effective Amendments.  During the
Effectiveness Period, upon the occurrence of any event contemplated by Sections
8.5(a) or 8.5(d) above, Optionor will promptly prepare and file a supplement or post-effective amendment to the Registration Statement or a supplement to the
Prospectus or any document incorporated therein by reference or file any other document (i) required by the SEC to entitle such supplement or amendment to be declared effective and (ii) necessary so that, as thereafter delivered to the purchasers of the Registrable Stock being sold thereunder, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         		8.7  	Obligations of Optionee.  Following the filing of the
Registration Statement and during any period that the Registration Statement is effective, Optionee shall:

              			(a) 	not effect any stabilization transactions or engage in
any stabilization activity in connection with Optionor's common shares in contravention of Rule 10b-7 under the Exchange Act;

              			(b) 	furnish each broker through whom Optionee offers
Registrable Stock such number of copies of the Prospectus as the broker may require and otherwise comply with prospectus delivery requirements under the
Securities Act;

              			(c) 	report to Optionor each month all sales, pledges and other
dispositions of Registrable Stock made by Optionee;

              			(d) 	not bid for or purchase (and not permit any Affiliated
Purchaser, as defined in Rule 10b-6 under the Exchange Act, to bid for or purchase) any account in which Optionee has a beneficial interest, or attempt to induce any other person to purchase any Optionor common shares in contravention of Rule 10b-6 under the Exchange Act;

              			(e)	 cooperate with Optionor as Optionor fulfills its
obligations under Section 8.4 hereof;

              			(f)	 furnish such information concerning Optionee as Optionor
may from time to time reasonably request; and

              			(g)	 not sell under the Registration Statement during any
period after Optionor has provided notice to Optionee pursuant to Section 8.5(d)
above and until Optionor provides to Optionee notice that the Registration
Statement no longer fails to state a material fact required to be stated
therein, misstates a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made not misleading.

	         	8.8   	Expenses.  Optionor shall pay all costs, fees and expenses in connection with all post-effective amendments or new registration statements under Section 8 hereof, including, without limitation, Optionor's legal and accounting fees, printing expenses, blue sky fees and expenses, except that
Optionor shall not pay for any of the following costs and expenses: (a)
underwriting discounts and commissions allocable to the Registrable Stock, (b)
state transfer taxes, (c) brokerage commissions, (d) fees and expenses of counsel and accountants for Optionee.

         		8.9   	Indemnification.

               			8.9.1	 Indemnity by Optionor.  Optionor shall

                     				(a)  	indemnify and hold harmless Optionee and its
                  employees, agents, directors and officers, if any, each person who participates in the offer of such Registrable Stock,
                  including underwriters (as defined in the Securities Act) and each person, if any, who controls Optionee or participating person (as defined in the Securities Act) (collectively, the
                  "Shareholder Indemnitees") against any losses, claims, damages or liabilities ("Losses"), to which such Shareholder
                  Indemnitees may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions in respect
                  thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or Prospectus, as amended or
                  supplemented if Optionor has furnished any supplements or
                  amendments thereto, or any other document filed or delivered in connection therewith under a state securities or blue sky law (collectively, "Registration Documents") or insofar as any
                  Losses (or actions in respect thereof) arise out of or are based upon (i) the omission or alleged omission to state in any Registration Document, as amended or supplemented if
                  Optionor has furnished any supplements or amendments thereto, a material fact required to be stated therein or necessary to make the statements made therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, or (ii) any violation or alleged violation of any securities law by Optionor, its officers or employees in connection with the Registration Documents, and


                   				(b)  	reimburse each Shareholder Indemnitee for all legal
                  or other expenses reasonably incurred by it in connection with investigating or defending any Loss, including any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the prior written consent of Optionor, which shall not be unreasonably withheld or
                  delayed; provided, however, that Optionor shall not be liable for any such indemnification or reimbursement to the extent that any such Losses arise out of or are based upon any untrue statement or omission made in any Registration Document in reliance upon and in conformity with written information
                  furnished to Optionor by or on behalf of any Shareholder
                  Indemnitee for use in the preparation of the Registration
                  Document; and provided, further, that Optionor shall not be liable to a particular Shareholder Indemnitee under the
                  indemnity agreement in this Section 8.9.1 with respect to the
                  Prospectus, as amended or supplemented, to the extent that the
                  Loss arises from the sale of any shares of Registrable Stock by such Shareholder Indemnitee to the person asserting Loss and to which there was not sent or given, within the time
                  required by the Securities Act, a copy of the Prospectus as then amended or supplemented, if Optionor has previously and timely furnished copies thereof to such indemnified party and such Prospectus as then amended or supplemented has corrected the misstatement or omission at issue.

	         	8.9.2	 Indemnity by Optionee.  Optionee shall

                   				(a)  	indemnify and hold harmless Optionor, any officer,
                  director, employee or agent of Optionor, and each other
                  person, if any, who controls Optionor within the meaning of
                  Section 15 of the Securities Act (collectively, the "Optionor
                  Indemnitees") against any Losses to which each such Optionor
                  Indemnitees may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect
                  thereof) arise out of or are based upon (i) any untrue
                  statement or alleged untrue statement of any material fact contained in any Registration Document, or arise out of or are based upon the omission or alleged omission to state in any
                  Registration Document a material fact required to be stated
                  therein or necessary to make the statements made therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, or (ii) any
                  violation or alleged violation of any securities law by or on behalf of any Optionee in connection with the sale or transfer of any shares included in the Registration Statement, and

                   				(b)  	reimburse each Optionor Indemnitee for all legal or
                  other expenses reasonably incurred by it in connection with investigating or defending any such Losses or action,
                  including any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the prior written consent of Optionee;

provided, however, that such indemnification or reimbursement shall be payable only if, and to the extent that, any Losses arise out of or are based upon an untrue statement or omission made in any Registration Document in reliance upon and in conformity with written information furnished to Optionor by Optionee for use in the preparation thereof and provided, further, that the obligation of Optionee under this Section 8.9.2 shall be limited to an amount equal to the proceeds to the Optionee (including, for such purpose, proceeds to any transferee of Optionee) from the Registrable Securities sold in such registered offering.

               			8.9.3  	Procedure for Indemnification.  Promptly after receipt
by an indemnified party, under Section 8.9.1 or 8.9.2, of notice of the commencement of any action, the indemnified party shall notify the indemnifying party in writing of the commencement thereof, if a claim in respect thereof is to be made against an indemnifying party under any of these Sections; but the omission of such notice shall not relieve the indemnifying party from liability which it may have to the indemnified party under this Section 8.9, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice, and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section
8.9.  In case any action is brought against the indemnified party, it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and to the extent that it chooses, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if the indemnifying party fails to take reasonable steps necessary to defend diligently the claim within twenty (20) days after receiving notice from the indemnified party that the indemnified party believes the indemnifying party has failed to take such reasonable steps, or

			                   	(a)  	if the indemnified party who is a defendant in
                  any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there are legal defenses available to the indemnified party which are not available to the indemnifying party, or

                   				(b) 	if representation of both parties by the same
                  counsel is otherwise inappropriate under applicable standards of professional conduct, then the indemnified party shall have the right to assume or continue its own defense as set forth above.  In no event shall the indemnifying party be
                  responsible for more than one firm or counsel for all
                  indemnified parties unless it is inappropriate under
                  applicable standards of professional conduct for one firm or counsel to represent all indemnified parties.

               			8.9.4  	Non-Exclusive Indemnity.  Any indemnity agreements
contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

               			8.9.5	  Contribution.  If for any reason the foregoing
indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses,

               			(a)  	in such proportion as is appropriate to reflect the
             relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or

               			(b)	if the allocation provided by Section (a) above is not
             permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the
             Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      	9.   	RESTRICTIONS ON TRANSFERABILITY; COMPLIANCE WITH SECURITIES ACT.

           		9.1	  Restrictions on Transferability.  The Option and the Option
Shares shall not be transferable except upon the conditions specified in the legend set forth at the beginning of this Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act.
Optionee will cause any proposed transferee of the Option or Option Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in such legend.

          		9.2  	Restrictive Legend.  Each certificate representing (a) the
Option, (b) the Option Shares, and (c) any other securities issued in respect of the Option Shares shall be stamped or otherwise imprinted with the legend materially similar to the legend set forth at the beginning of this Agreement.

    	10.   	OPTION TRANSFERABLE.  Subject to the terms of the legend described in Section 9, the Option and all rights under the Option are transferable, in whole or in part, without charge to Optionee (except for transfer taxes), upon surrender of the Option properly endorsed. Each taker and holder of the Option, by taking or holding the same, consents and agrees that the Option, when an appropriate instrument of transfer is endorsed in blank, shall be deemed negotiable, and that the holder thereof, when the Option shall have been so endorsed, may be treated by Optionor and a other persons dealing with the Option as the absolute owner of the Option for any purpose and as transferee of the Option on the books of Optionor any notice to the contrary notwithstanding, but, until such transfer on such books, Optionor may treat the registered owner of the Option as the owner for all purposes.

    	11.   	RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF OPTION.  The rights and obligations of Optionor and of Optionee contained in Sections 8 and 9 shall survive the exercise of the Option.

    	12.   	FRACTIONAL SHARES.  No fractional shares shall be issued upon exercise of the Option. Optionor shall, in lieu of issuing any fractional share, pay Optionee a sum in cash equal to such fraction multiplied by the then effective applicable Exercise Price.

    	13.   	NOTICES.	All notices and other communications hereunder shall be in
writing and shall be deemed given if delivered personally or sent by facsimile
(and promptly confirmed by mail) to the parties as follows (or at such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of changes of address shall only be effective upon receipt):

              			If to Optionor to:

              			Netter Digital Entertainment, Inc.
              			5125 Lankershim Boulevard
              			North Hollywood, California  91601
              			Fax:  (818) 753-7655

              			with a copy to:

              			Ervin, Cohen & Jessup LLP
              			9401 Wilshire Boulevard
              			Suite 900
              			Beverly Hills, California  90212
              			Attn:  Kenneth A. Luer, Esq.
              			Fax:  (310) 859-2325

              			If to Optionee to:

		              	H.D. Brous & Co., Inc.
              			80 Cuttermill Road
              			Great Neck, New York  11021
              			Fax: (516) 773-1829

              			with a copy to:

              			Resch Polster Alpert & Berger LLP
              			10390 Santa Monica Boulevard, Fourth Floor
              			Los Angeles, California  90025-5053
              			Attn:  Aaron Grunfeld, Esq.
              			Fax:  (310) 552-3209

    	14.   	NUMBER AND GENDER.  Terms used herein in any number or gender include other numbers or genders, as the context may require.

    	15.   	COUNTERPARTS.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    	16.   	GOVERNING LAW.  This Agreement and performance under it, shall be construed in accordance with and under the laws of the State of California. Should a court or other body of competent jurisdiction determine that any term or provision of this Agreement is excessive in scope, such term or provision shall be adjusted rather than voided and interpreted so as to be enforceable to the fullest extent possible, and all other terms and provisions of this Agreement shall be deemed valid and enforceable to the fullest extent possible.

    	17.   	BINDING EFFECT; PARTIES IN INTEREST.  This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the successor and assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement, or their respective successors or assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

    	18.   	ENTIRE AGREEMENT; MODIFICATIONS, AMENDMENTS AND WAIVERS.  This
Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. No amendment, change or modification of this Agreement shall be valid unless it is in writing, is signed by all of the parties hereto, and expressly states that an amendment, change or modification of this Agreement is being made. No claim of waiver, consent or acquiescence with respect to any provision of this Agreement shall be made against any party hereto except on the basis of a written instrument executed by or on behalf of such party. The party hereto for whose benefit a condition is herein inserted shall have the unilateral right to waive such condition.

    	19.   	TAXES.  All taxes resulting from the issuance or exercise of the
Option are the responsibility of the Optionee. Optionor assumes no responsibility for any taxes resulting from such issuance or exercise.

    	20.   	FURTHER ASSURANCES.  Each of the parties hereto shall execute and deliver any and all additional papers and documents, and shall do any and all further acts and thing, as may be reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of this Agreement.


    	21.   	ATTORNEYS FEES.  In the event that any party hereto brings an action or proceeding for a declaration of the rights of the parties under this
Agreement, for injunctive relief, for an alleged breach or default, or any other action arising out of this Agreement or the transactions contemplated hereby, or in the event that any party is in default of its obligations pursuant hereto, whether or not suit is filed or prosecuted to final judgement, the prevailing party shall be entitled to reasonable attorneys' fees, in addition to any other court costs incurred and any other damages or relief awarded.


    	IN WITNESS WHEREOF, Optionor and Optionee have executed this Agreement as of the date first above written.


                          				"OPTIONOR"

                          				NETTER DIGITAL ENTERTAINMENT, INC.
                          				a Delaware corporation


	                          			By:/s/Douglas Netter
                                 -----------------------------------
                         				    Name:  Douglas Netter
                         				    Its:    Chairman



                          				"OPTIONEE"

	                          			H.D. BROUS & CO., INC.


                          				By:/s/Michael Pocaterra
                                 -----------------------------------
                        				     Name:  Michael Pocaterra
                        				     Its:    Authorized Representative